UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2006
Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 361-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Index to Exhibits
Fourth Amendment to Amended Loan Agreement & Promissory Note
Third Amendment to Revolving Credit & Security Agreement
Audit Committee Charter

Item 1.01. Entry into a Material Definitive Agreement.
On November 9, 2006, Horizon Offshore, Inc (the “Company”) entered into a Fourth Amendment to Amended and Restated Loan Agreement and Promissory Notes (the “Amendment”), by and among the Company, certain of its subsidiaries, and General Electric Capital Corporation, successor-in-interest to SouthTrust Bank, to the Amended and Restated Loan Agreement dated as of June 29, 2001, as amended.
The Amendment eliminates restrictions on the Company’s ability to prepay existing debt and clarifies payments.
The Amendment is filed as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to such Exhibit.
On November 15, 2006, the Company and certain of its subsidiaries entered into a Third Amendment to Revolving Credit and Security Agreement (the “Third Amendment”) with PNC Bank, National Association, as agent and lender. The Third Amendment expands the Company’s permitted investment options.
The Third Amendment is filed as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Third Amendment is qualified in its entirety by reference to such Exhibit.
Item 8.01. Other Events.
On November 1, 2006, the Company’s board of directors approved a revised charter recommended by its audit committee. A copy of the revised audit committee charter is filed as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Fourth Amendment to Amended and Restated Loan Agreement and Promissory Notes, effective as of November 9, 2006, by and among Horizon Offshore, Inc., its subsidiaries specified therein and General Electric Capital Corporation.

10.2	Third Amendment to Revolving Credit and Security Agreement, dated and effective as of November 15, 2006, by and between Horizon Offshore, Inc., its subsidiaries specified therein and PNC Bank, National Association, as agent and lender.

99.1	Horizon Offshore, Inc. Audit Committee Charter.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Vice President and Chief Financial Officer

Date: November 15, 2006

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Index to Exhibits

10.1	Fourth Amendment to Amended and Restated Loan Agreement and Promissory Notes, effective as of November 9, 2006, by and among Horizon Offshore, Inc., its subsidiaries specified therein and General Electric Capital Corporation.

10.2	Third Amendment to Revolving Credit and Security Agreement, dated and effective as of November 15, 2006, by and between Horizon Offshore, Inc., its subsidiaries specified therein and PNC Bank, National Association, as agent and lender.

99.1	Horizon Offshore, Inc. Audit Committee Charter.

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